UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06500

Name of Fund: BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2020

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUE	$0.541000	$—	$—	$—	$0.541000	100%	0%	0%	0%	100%
MYI	0.534188	—	—	—	0.534188	100	0	0	0	100

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

2	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

3	THIS PAGE IS NOT PART OF YOUR FUND REPORT

4

Municipal Market Overview  For the Reporting Period Ended July 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility created by the COVID-19 pandemic. Early in the period, consistently strong performance was driven by a favorable technical backdrop. However, as the economy shut down to stem the spread of COVID-19, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month). As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned late in the period alongside the re-opening of the economy.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended July 31, 2020, municipal bond funds experienced net inflows totaling $39 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new	S&P Municipal Bond Index Total Returns as of July 31, 2020 6 months: 1.75% 12 months: 4.89%

issuance was robust at $449 billion but slowed during the height of the pandemic as market liquidity became constrained amid the flight to quality. Taxable issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From July 31, 2019 to July 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 87 basis points (“bps”) from 2.24% to 1.37%, while ten-year rates decreased by 87 bps from 1.52% to 0.65% and five-year rates decreased by 88 bps from 1.11% to 0.23% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two-and 30-year maturities steepening by 7 bps, lagging the 45 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been stretched since the passage of tax reform, reset to attractive levels not seen since 2008. This resulted in increased participation from crossover investors in a market that has mainly been driven by retail.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the muni market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of July 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk, including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2020 ($13.12)(a)	4.62%
Tax Equivalent Yield(b)	7.80%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of July 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUE(a)(b)	8.08%	6.25%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	3.68	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Fund’s positions in bonds with maturities of 20 years and above contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) At the sector level, transportation and tax-backed issues made the largest contribution to performance. In the latter group, a position in Puerto Rico securities was a key driver of returns. Revenue sectors such as health care and utilities also outperformed. The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was an additional contributor.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.12	$12.67	3.55%	$13.25	$9.52
Net Asset Value	14.17	13.92	1.80	14.53	11.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	36%	40%
County/City/Special District/School District	16	17
State	12	10
Utilities	12	11
Health	12	11
Education	6	7
Tobacco	3	2
Housing	2	2
Corporate	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	1%
2021	15
2022	5
2023	21
2024	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	3%	1%
AA/Aa	40	46
A	34	38
BBB/Baa	11	10
BB/Ba	1	—
N/R(b)	11	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% of the Fund’s total investments.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2020 ($14.74)(a)	4.31%
Tax Equivalent Yield(b)	9.39%
Current Monthly Distribution per Common Share(c)	$0.0530
Current Annualized Distribution per Common Share(c)	$0.6360
Leverage as of July 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MCA(a)(b)	7.35%	5.98%
Lipper California Municipal Debt Funds(c)	4.19	6.17

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

California municipal bonds outperformed the national market due to strong demand from both retail and institutional investors. The high tax regime for state residents, together with the anticipation of potential higher taxes nationally to finance growing deficits, helped make California munis an attractive investment vehicle. Despite concerns about COVID-19, California’s diverse economic base gave investors confidence that the state’s debt service remained safely covered.

Positions in long-duration securities, especially those with maturities of 20 years and above, made the largest contributions given that rates fell during the period. (Duration is a measure of interest rate sensitivity; prices rise as yields fall.) The Fund’s use of leverage contributed to results by enhancing income and amplifying the effect of rising prices. A large allocation to AA rated securities was a further plus. At the sector level, holdings in transportation, school district, health care and local tax-backed issues were key contributors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Positions in lower-duration, more defensive bonds — such as pre-refunded securities — aided absolute returns but did not keep pace with the broader market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.74	$14.29	3.15%	$14.92	$10.27
Net Asset Value	16.08	15.79	1.84	16.51	13.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
County/City/Special District/School District	34%	36%
Transportation	17	18
Health	16	18
Utilities	12	14
Education	10	9
State	4	2
Tobacco	3	1
Housing	3	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	1%
2021	10
2022	4
2023	6
2024	7

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20		07/31/19
AAA/Aaa	6%		4%
AA/Aa	61		74
A	19		14
BBB/Baa	3		3
BB/Ba	1		—
B	—	(b)	—
N/R(c)	10		5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1%.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2020 ($13.26)(a)	4.21%
Tax Equivalent Yield(b)	8.36%
Current Monthly Distribution per Common Share(c)	$0.0465
Current Annualized Distribution per Common Share(c)	$0.5580
Leverage as of July 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYN(a)(b)	4.65%	5.11%
Lipper New York Municipal Debt Funds(c) .	2.54	4.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New York municipal bonds meaningfully underperformed the national market. New York City issues were a large drag on returns given that the impact of the coronavirus pandemic was particularly acute in major cities. Securities across most sectors were negatively affected by shuttered businesses, the lack of tourism, the disappearance of commuters and lower tax revenue.

In this environment, positions in sectors and securities that experienced the smallest impact from COVID-19 — including water/sewer, public power, and housing — were generally the leading contributors. Similarly, positions in higher-quality securities generally performed well due to their relative strength in the March 2020 sell-off.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Certain individual holdings in sectors most affected by COVID-19, such as transportation and tax-backed securities, also dampened results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.26	$13.19	0.53%	$13.61	$9.92
Net Asset Value	14.52	14.38	0.97	14.98	12.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	25%	25%
County/City/Special District/School District	18	17
Education	14	16
Utilities	14	13
State	13	13
Housing	7	7
Health	5	5
Corporate	2	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	5%
2021	17
2022	6
2023	11
2024	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	12%	11%
AA/Aa	57	58
A	19	24
BBB/Baa	5	5
BB/Ba	1	—
N/R(b)	6	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2020 ($13.55)(a)	3.94%
Tax Equivalent Yield(b)	6.66%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of July 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYI(a)(b)	4.92%	5.61%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	3.68	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Fund’s use of leverage contributed to performance by enhancing income and amplifying the effect of rising prices. Holdings in the bonds on the longer end of the yield curve (ten years and above) were positive, as this area experienced the strongest price appreciation. An allocation to higher-quality securities, which held up relatively well in the sell-off, further boosted performance. The Fund gained an additional benefit from its holdings in Puerto Rico Sales Tax securities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. An overweight position in the underperforming transportation and state tax-backed sectors also detracted, as did security selection in the transportation, state tax-backed and local tax-backed sectors. Holdings in lower-rated issues further weighed on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.55	$13.44	0.82%	$14.50	$9.65
Net Asset Value	15.03	14.81	1.49	15.76	12.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20		07/31/19
Transportation	30%		31%
State	20		19
Health	15		15
County/City/Special District/School District	13		14
Utilities	10		11
Education	6		6
Tobacco	4		2
Corporate	2		2
Housing	—	(a)	—

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020(a)	—%
2021	8
2022	5
2023	8
2024	9

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	6%	3%
AA/Aa	42	45
A	27	29
BBB/Baa	14	17
BB/Ba	1	—
N/R(c)	10	6

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’ total investments.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 123.7%

Alabama — 0.3%
City of Selma IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$940	$989,397

Arizona — 2.8%
Arizona IDA, RB:
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39(a)	465	482,954
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49(a)	525	539,915
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54(a)	405	415,627
Odyssey Preparatory Academy Project, 4.38%, 07/01/39(a)	550	572,473
S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 4.00%, 06/01/44	730	820,009
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds, Series B, AMT, 3.25%, 07/01/49	1,135	1,194,247
County of Maricopa Arizona IDA, Refunding RB, Legacy Traditional Schools Project(a):
5.00%, 07/01/39	195	211,869
5.00%, 07/01/54	450	478,058
County of Pima IDA, RB, American Leadership Academy Project, 5.00%, 06/15/47(a)	800	795,408
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	2,450	3,409,102

		8,919,662

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,370	1,386,262

California — 15.9%
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	1,400	1,627,416
City & County of San Francisco California International Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,800	2,025,522
2nd, 5.25%, 05/01/33	1,410	1,569,809
5.00%, 05/01/44	1,860	2,093,914
City of San Jose California International Airport, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,148,512
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,441,580
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 08/01/21(b)	1,875	1,972,819
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	1,555	1,589,505
Series A-2, 5.00%, 06/01/47	435	444,653
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	2,445	2,863,560
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(b)	2,670	2,811,964
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	5,905	6,733,530
5.25%, 05/15/38	1,675	1,877,876
State of California Public Works Board, LRB:
5.50%, 11/01/30	5,000	5,790,350
5.50%, 11/01/31	3,130	3,620,972
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	1,260	1,436,387
Various Capital Projects, Series I, 5.50%, 11/01/33	3,000	3,464,670

Security	Par (000)	Value

California (continued)
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	$940	$1,066,646

		50,579,685

Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,710,495
5.50%, 11/15/30	565	642,557
5.50%, 11/15/31	675	766,753
Colorado Educational & Cultural Facilities Authority, RB, Rocky Mountain School of Expeditionary Learning, 5.00%, 03/01/50(a)	790	765,818
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	1,050	1,073,772
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/49	925	893,874
STC Metropolitan District No. 2, GO, Refunding, Series A, 5.00%, 12/01/38	715	732,539

		6,585,808

Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	2,103,357
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	1,015	1,199,324

		3,302,681

Delaware — 0.5%
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	1,400	1,640,982

Florida — 18.1%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,824,333
County of Broward Florida Airport System Revenue, ARB, Series A, AMT:
5.13%, 10/01/23(b)	5,665	6,511,747
5.00%, 10/01/45	1,440	1,648,310
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,390,699
County of Lee Florida Airport Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,603,375
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	120	121,630
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	10,155	11,172,226
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/23(b)	3,130	3,631,770
County of Miami-Dade Seaport Department, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	1,989,049
Series A, 5.50%, 10/01/42	3,000	3,351,420
Series B, AMT, 6.25%, 10/01/38	800	912,328
Series B, AMT, 6.00%, 10/01/42	1,060	1,204,913
County of Palm Beach Health Facilities Authority, RB, Acts Retirement-Life Communities, Inc., Series B, 5.00%, 11/15/42	230	270,027
County of Palm Beach Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 4.00%, 08/15/49	2,065	2,297,478

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Finley Woods Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	$265	$267,009
4.20%, 05/01/50	450	457,038
Florida Development Finance Corp., RB, Waste Pro USA, Inc. Project, AMT(a):
5.00%, 05/01/29	470	501,800
5.00%, 08/01/29(c)	190	193,143
Florida Development Finance Corp., Refunding RB, Renaissance Charter School Inc. Project, Series C, 5.00%, 09/15/50(a)	260	276,003
Osceola Chain Lakes Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	670	681,256
4.00%, 05/01/50	640	645,760
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,805	2,064,451
Southern Groves Community Development District No. 5, Refunding, Special Assessment Bonds, 4.00%, 05/01/43	380	381,649
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	6,965	7,374,821

		57,772,235

Georgia — 1.3%
County of Fulton Development Authority, RB, Georgia Institute of Technology, 4.00%, 06/15/49	815	943,248
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,410,085
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 5.00%, 01/01/48	1,420	1,703,461

		4,056,794

Hawaii — 1.7%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,192,062
State of Hawaii Airports System Revenue, COP, AMT:
5.25%, 08/01/25	740	825,463
5.25%, 08/01/26	1,205	1,342,141

		5,359,666

Illinois — 13.1%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/41	1,140	1,245,963
5.50%, 01/01/28	1,000	1,101,450
5.50%, 01/01/29	1,500	1,649,520
5.38%, 01/01/33	2,000	2,179,540
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	1,000	1,022,860
3rd Lien, Series A, 5.75%, 01/01/39	320	325,926
3rd Lien, Series C, 6.50%, 01/01/21(b)	6,340	6,506,361
Senior Lien, Series D, AMT, 5.00%, 01/01/42	735	853,710
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	2,940	3,088,793
5.25%, 12/01/40	1,500	1,571,790
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,119,803
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,394,409
5.50%, 12/01/38	1,205	1,323,982
5.25%, 12/01/43	2,960	3,168,591
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	975	1,170,010

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	$1,090	$1,167,161
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 4.00%, 06/15/50	1,050	1,049,559
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	2,350	2,453,588
6.00%, 06/01/21	670	702,294
State of Illinois, GO:
5.25%, 02/01/31	1,495	1,629,072
5.25%, 02/01/32	2,320	2,526,318
5.50%, 07/01/33	1,000	1,081,310
5.50%, 07/01/38	700	753,907
Upper Illinois River Valley Development Authority, Refunding RB, Prairie Crossing Charter School, 5.00%, 01/01/45(a)	715	737,558

		41,823,475

Indiana — 0.2%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	460	493,713

Iowa — 0.6%
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,950	2,030,418

Louisiana — 0.9%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	2,225	2,566,805
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	360	364,129

		2,930,934

Maryland — 3.3%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,988,216
Maryland Health & Higher Educational Facilities Authority, RB, UPMC Issue, Series B, 4.00%, 04/15/45	1,360	1,559,281
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	4,780	5,924,953

		10,472,450

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.25%, 01/01/42	940	1,067,511
5.00%, 01/01/47	420	471,929
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	745	848,391

		2,387,831

Michigan — 1.4%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(b)	3,420	3,549,926
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	895	1,000,878

		4,550,804

Minnesota — 0.3%
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	985	1,085,766

Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,627,592

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi (continued)
State of Mississippi, RB, Series A:
5.00%, 10/15/37	$565	$672,525
4.00%, 10/15/38	2,815	3,098,611
State of Mississippi University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(b)	1,000	1,150,850

		7,549,578

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2:
3.50%, 12/01/42	170	181,608
3.60%, 12/01/47	260	279,866

		461,474

Nevada — 3.6%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	1,130	1,330,100
City of Las Vegas NV Special Improvement District No 814, Special Assessment Bonds, Summerlin Villages 21 & 24A:
4.00%, 06/01/39	120	121,097
4.00%, 06/01/44	335	334,839
City of Reno Nevada, Refunding RB, Series A-1 (AGM):
4.00%, 06/01/43	2,690	3,038,113
4.00%, 06/01/46	2,910	3,271,102
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	2,065	2,611,069
5.00%, 06/01/37	500	629,440

		11,335,760

New Jersey — 8.3%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, 5.38%, 01/01/43	1,940	2,137,531
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	1,355	1,512,153
School Facilities Construction, 5.00%, 06/15/34	635	762,533
School Facilities Construction, 5.00%, 06/15/36	810	965,658
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,818,350
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	2,285	2,488,685
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,980	3,503,199
Series BB, 4.00%, 06/15/50	1,775	1,876,068
Transportation System, Series AA, 5.50%, 06/15/39	3,040	3,319,619
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	2,735	3,249,836
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	2,355	2,781,938
Sub-Series B, 5.00%, 06/01/46	870	978,759

		26,394,329

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/49	170	170,032

New York — 5.3%
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(b)	8,500	9,057,983
Series A-1, 5.25%, 11/15/39	1,550	1,652,935
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(b)	1,470	1,498,150
5.38%, 06/15/43	750	763,133

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	$960	$1,020,355
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,040,780
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	1,009,113

		17,042,449

North Carolina — 0.1%
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hills, 5.00%, 02/01/49	270	431,198

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	4,100	4,519,553
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,557,874
State of Ohio Turnpike & Infrastructure Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,500	2,802,150

		9,879,577

Oregon — 0.4%
State of Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,346,400

Pennsylvania — 8.2%
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	185	221,373
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,485	1,843,063
5.00%, 03/01/43	1,100	1,352,890
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network. Series A, 4.00%, 07/01/49	740	833,233
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 5.00%, 09/01/48	1,690	2,005,709
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,738,537
Geisinger Health System Authority, Refunding RB, Series A, 4.00%, 04/01/50	890	1,026,312
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	3,000	3,252,990
Pennsylvania Turnpike Commission, RB:
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,706,479
Subordinate, Series A, 5.00%, 12/01/44	3,620	4,412,961
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	2,490	3,025,599
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	2,500	2,789,800

		26,208,946

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	4,757	1,386,523
Series A-1, 4.75%, 07/01/53	3,882	4,121,907
Series A-1, 5.00%, 07/01/58	5,266	5,671,587
Series A-2, 4.33%, 07/01/40	1,279	1,330,301
Series A-2, 4.78%, 07/01/58	264	281,147
Series B-1, 4.75%, 07/01/53	407	432,319
Series B-2, 4.78%, 07/01/58	394	419,110

		13,642,894

South Carolina — 5.4%
County of Charleston South Carolina, ARB, Special Sources, 5.25%, 12/01/38	3,760	4,326,331

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	$2,940	$3,318,701
5.50%, 07/01/41	2,500	2,778,250
South Carolina Jobs EDA, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	825	728,690
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,360	1,558,302
State of South Carolina Ports Authority, ARB, (AMT), 5.25%, 07/01/25(b)	1,870	2,317,659
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,123,080
State of South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,000	1,133,700

		17,284,713

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,449,670

Texas — 7.4%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	2,345	2,617,489
City of Houston Texas Airport System Revenue, Refunding ARB, United Airlines, Inc. Terminal Improvement Projects, Series B-2 (AMT), 5.00%, 07/15/27	225	236,792
City of Houston Texas Airport System Revenue, Refunding RB:
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	395	403,042
Sub-Series D, 5.00%, 07/01/37	2,010	2,486,350
United Airlines, Inc. Terminal E Project, AMT, Series A, 5.00%, 07/01/27	220	231,638
City of Texas Industrial Development Corp., RB, NRG Energy, Inc. Project, 4.13%, 12/01/45	255	265,190
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	2,500	3,141,475
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/21(b)	1,810	1,905,061
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,432,349
New Hope Cultural Education Facilities Finance Corp., RB, Cumberland Academy Project, Series C, 5.00%, 08/15/50(a)	440	450,582
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	5,480	5,793,073
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/48	1,775	2,154,903
Red River Education Finance Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	1,070	1,212,834
Texas Private Activity Bond Surface Transportation Corp., RB, Segment 3C Project, AMT, 5.00%, 06/30/58	360	420,181

		23,750,959

Utah — 0.2%
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/49(a)	170	175,617
Utah Charter School Finance Authority, Refunding RB, Renaissance Academy Project, 5.00%, 06/15/40(a)	325	345,098

		520,715

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	3,066,792

Security	Par (000)	Value

Virginia — 1.7%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	$945	$1,009,666
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/52	4,000	4,503,440

		5,513,106

Washington — 4.7%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, Series A, 5.25%, 02/01/21(b)	2,400	2,460,912
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, Series C, 5.00%, 05/01/37	2,485	2,956,330
Series A, 5.00%, 05/01/43	660	769,870
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,272,200
5.00%, 07/01/38	1,155	1,462,542
State of Washington, GO:
Series C, 5.00%, 02/01/36	3,000	3,849,780
Various Purposes, Series B, 5.25%, 02/01/21(b)	1,865	1,912,334
State of Washington Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	475	464,331

		15,148,299

Wisconsin — 1.4%
Public Finance Authority, RB:
Acts Retirement-Life Communities, Inc. Obligated Group, Series A, 4.00%, 11/15/37	175	193,855
Acts Retirement-Life Communities, Inc. Obligated Group, Series A, 5.00%, 11/15/41	330	388,080
Founders of Academy Las Vegas, 5.00%, 07/01/55(e)	305	313,821
Public Finance Authority, Refunding RB:
Penick Village Obligation Group, 5.00%, 09/01/49(a)	285	258,036
Evergreens Obligated Group, 5.00%, 11/15/49	570	594,829
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	2,065	2,564,647

		4,313,268

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	570	691,997

Total Municipal Bonds — 123.7% (Cost — $361,250,059)		394,570,719

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 34.9%

California — 2.8%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	7,499	9,071,318

Colorado — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(g)	3,262	4,011,701
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(g)	1,710	1,868,773

		5,880,474

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,061	3,537,863

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 3.2%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	$760	$761,831
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	1,980	2,311,453
Series B, 5.00%, 01/01/40	6,148	7,219,485

		10,292,769

Louisiana — 3.3%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Junior Lien, Series B (AGM):
4.00%, 12/01/44	3,015	3,477,691
4.00%, 12/01/49	6,057	6,986,549

		10,464,240

Maryland — 4.8%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	2,499	3,000,948
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	9,817	12,346,169

		15,347,117

Michigan — 2.5%
Michigan Finance Authority, RB, McLaren Health Care(g):
Series A, 4.00%, 02/15/44	3,332	3,812,698
Multi Model-, 4.00%, 02/15/47	3,728	4,264,835

		8,077,533

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	1,500	1,543,646

New York — 6.0%
New York City Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,427,331
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	7,941,254
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	4,400	4,682,647

		19,051,232

Pennsylvania — 6.0%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	3,600	4,204,044
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, Series A, 4.00%, 07/01/49(g)	4,997	5,626,569
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38(g)	5,927	6,834,292
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,315,780

		18,980,685

Security	Par (000)	Value

Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$4,296	$4,748,193

Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(g)	3,720	4,477,132

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.9% (Cost — $102,635,920)		111,472,202

Total Long-Term Investments — 158.6% (Cost — $463,885,979)		506,042,921

	Shares

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(h)(i)	1,917,897	1,918,281

Total Short-Term Securities — 0.6% (Cost — $1,918,281)		1,918,281

Total Investments — 159.2% (Cost — $465,804,260)		507,961,202

Other Assets Less Liabilities — 1.0%		3,157,167

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.1)%		(61,033,026)

VMTP Shares, at Liquidation Value — (41.1)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$319,085,343

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to August 1, 2027, is $21,127,907. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10,454,186	—	(8,536,289	)(b)	1,917,897	$1,918,281	$14,816	$972	$(750)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,344,637)	$—	$(4,344,637)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$217,008	$—	$217,008

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$12,462,873

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$506,042,921	$—	$506,042,921
Short-Term Securities	1,918,281	—	—	1,918,281

	$1,918,281	$506,042,921	$—	$507,961,202

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(60,975,897)	$—	$(60,975,897)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(191,975,897)	$—	$(191,975,897)

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 87.7%

California — 83.2%

Corporate — 1.3%
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	$4,000	$4,613,040
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,443,084

		7,056,124

County/City/Special District/School District — 30.6%
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(a):
0.00%, 08/01/32	250	184,990
0.00%, 08/01/33	500	351,520
0.00%, 08/01/34	505	338,224
0.00%, 08/01/35	545	347,536
0.00%, 08/01/36	500	303,745
0.00%, 08/01/37	650	376,499
0.00%, 08/01/38	630	347,716
0.00%, 08/01/39	750	395,235
0.00%, 08/01/40	1,850	932,455
0.00%, 08/01/41	305	146,964
0.00%, 02/01/42	350	164,783
Chino Valley Unified School District, GO, Series B, 4.00%, 08/01/45	640	772,646
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 03/01/32	1,050	1,170,561
County of Riverside Redevelopment Successor Agency, Refunding, Tax Allocation Bonds, Series A, 4.00%, 10/01/37	6,000	6,486,840
City of Sacramento California Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/48	3,750	4,238,212
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,530	2,613,920
El Monte City School District California, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,371,298
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 08/01/46	3,700	4,619,080
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/23(b)	2,725	3,140,481
Gavilan Joint Community College District, GO, Election of 2004, Series D(b):
5.50%, 08/01/21	2,165	2,280,113
5.75%, 08/01/21	8,400	8,867,460
Glendale Community College District, GO, Series B(a):
CAB, 0.00%, 08/01/44	3,315	1,668,506
CAB, 0.00%, 02/01/45	3,475	1,716,824
CAB, 0.00%, 08/01/43	1,875	978,469
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(b)	2,000	2,111,500
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 08/01/21(b)	1,880	1,978,080
Hayward Unified School District, GO, Series A (BAM), 4.00%, 08/01/48	2,000	2,317,020
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/23(b)	5,715	6,647,174
Menifee Union School District, GO, Series B (BAM), 4.00%, 08/01/43	5,370	6,180,172
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 08/01/23(b)	4,500	5,152,545
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 08/01/21(b)	8,140	8,552,698
Perris Union High School District California, COP, Refunding, School Financing Project (BAM), 4.00%, 10/01/43	10,000	11,676,600

Security	Par (000)	Value

County/City/Special District/School District (continued)
Perris Union High School District California, GO, Election of 2012, Series B (BAM), 5.25%, 09/01/39	$2,715	$3,283,521
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	5,455	6,191,698
RNR School Financing Authority, Special Tax Bonds, Community Facilities District No. 92-1, Series A (BAM):
5.00%, 09/01/37	1,500	1,816,455
5.00%, 09/01/41	3,000	3,615,930
San Jose Financing Authority, Civic Center Project, LRB, Convention Center Expansion & Renovation Project:
5.75%, 05/01/36	2,570	2,579,278
5.75%, 05/01/42	4,500	4,665,735
San Jose Financing Authority, Refunding LRB, Series A:
5.00%, 06/01/32	3,375	3,801,836
5.00%, 06/01/39	5,800	6,481,964
San Leandro Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,000	3,149,070
Santa Clara Unified School District, GO, Election of 2018, 4.00%, 07/01/48	5,000	5,668,100
State of California, GO, Various Purpose, 4.00%, 04/01/49	5,550	6,625,812
Transbay Joint Powers Authority, Tax Allocation Bonds:
Series A, 5.00%, 10/01/49	2,500	3,130,850
Series B, 5.00%, 10/01/35	300	354,942
Series B, 5.00%, 10/01/38	600	704,106
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 08/01/21(b)	7,680	8,107,392
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,843,855
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(b)	6,140	6,451,298
Election of 2010, Series B, 5.50%, 08/01/39	3,000	3,418,740
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,848,950
West Contra Costa Unified School District, GO, Series F, 4.00%, 08/01/49	2,000	2,391,520

		169,560,918

Education — 6.7%
California Educational Facilities Authority, RB, University of San Francisco, Series A, 5.00%, 10/01/53	10,000	11,935,600
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(b)	2,750	2,976,902
John Adams Academy, Series A, 5.00%, 10/01/39(c)	245	257,328
John Adams Academy, Series A, 5.00%, 10/01/49(c)	410	422,595
John Adams Academy, Series A, 5.00%, 10/01/57(c)	810	830,906
Urban Discovery Academy Project, Series A, 5.50%, 08/01/34(c)	250	265,045
California Municipal Finance Authority, Refunding RB, Master’s University:
5.00%, 08/01/39	645	685,093
5.00%, 08/01/48	305	319,692
California School Finance Authority, RB(c):
Alliance for College-Ready Public Schools Projects, Series A, 5.00%, 07/01/36	755	845,457
Arts in Action Charter Schools, 5.00%, 06/01/40	305	323,358
Kipp Socal Projects, Series A, 5.00%, 07/01/49	500	578,820
Arts in Action Charter Schools, 5.00%, 06/01/50	475	495,240
Arts in Action Charter Schools, 5.00%, 06/01/59	760	788,865
Real Journey Academies, Series A, 5.00%, 06/01/58	2,385	2,402,625
Teach Public Schools, Series A, 5.00%, 06/01/58	1,230	1,251,599
California School Finance Authority, Refunding RB, Aspire Public Schools - Obligated Group, 5.00%, 08/01/46(c)	1,250	1,369,950
California Statewide Communities Development Authority, RB, University of California, Irvine East Campus, Series A, 5.00%, 05/15/37	4,000	4,446,600

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California Statewide Communities Development Authority, Refunding RB, CHF-Irvine LLC, 5.00%, 05/15/40	$2,250	$2,448,563
University of California, RB, Series AM, 5.25%, 05/15/36	3,680	4,338,573

		36,982,811

Health — 7.5%
California Health Facilities Financing Authority, RB, Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	10,543,300
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A:
4.00%, 03/01/39	985	1,098,413
4.00%, 03/01/43	1,400	1,479,744
California Municipal Finance Authority, Refunding RB, Series A:
Community Medical Centers, 5.00%, 02/01/42	4,000	4,646,600
5.00%, 11/01/39(c)	215	229,517
5.00%, 11/01/49(c)	245	257,458
California Statewide Communities Development Authority, RB:
Emanate Health, Series A, 3.00%, 04/01/50	4,125	4,248,956
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,625,475
Huntington Memorial Hospital Project, 4.00%, 07/01/48	1,780	1,957,021
Methodist Hospital of Southern California, 4.25%, 01/01/43	3,450	3,731,969
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	2,595	2,760,327
Front Porch Communities and Services, 4.00%, 04/01/47	1,320	1,393,986
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,402,815
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/21(b)	2,860	3,044,184

		41,419,765

Housing — 4.2%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(c)	3,310	3,677,509
California Housing Finance, RB, M/F Housing:
Series 2-A, 4.00%, 03/20/33	4,069	4,448,579
Series A, 4.25%, 01/15/35(d)	1,362	1,552,136
California Statewide Communities Development Authority, Special Assessment Bonds, S/F Housing:
5.00%, 09/02/40	345	395,360
4.00%, 09/02/50	275	283,082
5.00%, 09/02/50	275	306,185
Statewide Community Infrastructure Program, 5.00%,09/02/39	465	540,195
Statewide Community Infrastructure Program, Series C, 5.00%, 09/02/39	435	505,344
Statewide Community Infrastructure Program, 5.00%, 09/02/44	535	604,341
Statewide Community Infrastructure Program, 5.00%, 09/02/49	775	858,684
Statewide Community Infrastructure Program , Series C, 5.00%, 09/02/49	225	249,295
Freddie Mac Multifamily Maryland Certificates, RB, M/F Housing, Pass-Through, Class A, 3.35%, 11/25/33	8,516	9,862,383

		23,283,093

State — 0.9%
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,845	1,852,398
State of California Public Works Board, RB, Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	2,973,842

		4,826,240

Security	Par (000)	Value

Tobacco — 5.2%
County of California Tobacco Securitization Agency, Refunding RB:
CABS-Subordinate, Series B-2, 0.00%, 06/01/55(a)	$4,100	$712,334
Senior, Series A, 4.00%, 06/01/49	400	449,928
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/33	2,175	2,691,715
5.00%, 06/01/35	3,215	3,786,981
5.00%, 06/01/47	11,750	12,010,732
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.50%, 06/01/45	1,235	1,235,037
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation:
San Diego Country, 0.00%, 06/01/54 (a)	11,850	2,014,381
San Diego Country Series A, 5.00%, 06/01/48	4,500	5,452,605
5.00%, 06/01/48	575	669,484

		29,023,197

Transportation — 19.6%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,740,765
Bay Area Toll Authority, Refunding RB, Subordinate, Series S-8, 3.00%, 04/01/54	13,180	14,272,490
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT:
5.00%, 12/31/43	6,500	7,555,860
4.00%, 12/31/47	7,500	8,017,350
(AGM), 4.00%, 12/31/47	2,845	3,097,949
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.25%, 05/01/33	1,900	2,115,346
5.00%, 05/01/40	3,785	4,290,222
5.00%, 05/01/44	6,000	7,352,700
5.00%, 05/01/44	2,660	2,994,522
5.00%, 05/01/49	3,500	4,261,040
City & County of San Francisco California Airports Commission, Refunding RB, AMT, San Francisco International Airport, Series D, 5.00%, 05/01/43	7,715	9,283,074
City of Los Angeles California Department of Airports, ARB:
AMT, Subordinate, Series C, 5.00%, 05/15/38	3,215	3,915,131
Los Angeles International Airport, Sub-Series B, 5.00%, 05/15/40	2,500	2,507,150
Series D, AMT, 5.00%, 05/15/35	2,000	2,344,560
Series D, AMT, 5.00%, 05/15/36	1,500	1,755,570
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,633,850
Series A, 5.00%, 03/01/47	6,770	7,918,395
Series A-1, 6.25%, 03/01/34	1,400	1,440,810
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Senior Series A, 5.00%, 07/01/41	2,500	2,948,300
Sub-Series B, 5.00%, 07/01/41	1,750	2,004,327
County of San Bernardino California Transportation Authority, RB, Limited Tax Bonds, Series A, 5.25%, 03/01/40	4,500	5,208,390
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	6,000	7,060,560
Port of Los Angeles Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	200	227,094

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
San Diego County Regional Airport Authority, Refunding RB, Subordinate Revenue Bonds, AMT:
5.00%, 07/01/37	$350	$448,917
5.00%, 07/01/38	350	447,395
5.00%, 07/01/39	500	636,930
5.00%, 07/01/40	700	888,867

		108,367,564

Utilities — 7.2%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(b)	5,000	5,172,500
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,158,000
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A (WSIP), 5.00%, 11/01/21(b)	7,200	7,634,592
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 5.00%, 11/01/36	2,335	2,817,248
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	3,800	3,909,630
El Dorado Irrigation District, Refunding RB, Series A (AGM), 5.25%, 03/01/24(b)	5,000	5,903,650
San Diego Public Facilities Financing Authority, Refunding RB, Subordinated, Series A, 5.25%, 08/01/47	5,000	6,332,050

		39,927,670

Total Municipal Bonds in California		460,447,382

Puerto Rico — 4.5%

State — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(a)	9,402	2,740,401
Series A-1, 4.75%, 07/01/53	713	757,063
Series A-1, 5.00%, 07/01/58	1,051	1,131,948
Series A-2, 4.33%, 07/01/40	1,393	1,448,873
Series A-2, 4.78%, 07/01/58	136	144,833
Series B-1, 4.75%, 07/01/53	735	780,724
Series B-1, 5.00%, 07/01/58	8,899	9,596,148
Series B-2, 4.33%, 07/01/40	7,022	7,295,366
Series B-2, 4.78%, 07/01/58	713	758,440

Total Municipal Bonds in Puerto Rico		24,653,796

Total Municipal Bonds — 87.7% (Cost — $449,114,779)		485,101,178

Municipal Bonds Transferred to Tender Option Bond Trusts (e) — 76.9%

California — 76.9%

County/City/Special District/School District — 25.7%
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure, 5.00%, 06/01/48	9,500	12,007,525
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,982,198
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 08/01/40	6,585	7,499,522
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	21,140,462
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	4,996	5,791,112

Security	Par (000)	Value

County/City/Special District/School District (continued)
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	$7,075	$9,029,044
Los Angeles County Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51(f)	11,420	14,055,278
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/35	11,000	11,000,000
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,225,532
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	12,265,930
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	19,314,550

		142,311,153

Education — 9.3%
University of California, RB, Series AM, 5.25%, 05/15/44	9,210	10,755,438
State of California University, Refunding RB,
Series A, 5.00%, 11/01/43	13,002	15,650,674
Series I, 5.00%, 05/15/40	21,105	25,142,169

		51,548,281

Health — 18.8%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	13,280	15,086,345
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	7,184,580
Sutter Health, Series A, 4.00%, 11/15/42	7,500	8,525,175
Sutter Health, Series A, 5.00%, 08/15/52	10,000	11,082,000
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,276,430
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	6,018	6,661,749
Sutter Health, Series A, 5.00%, 08/15/43	24,940	29,048,117
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,860	21,199,557

		104,063,953

State — 1.8%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,713,760
State of California, GO, Various Purpose, 4.00%, 03/01/50(f)	5,000	6,087,050

		9,800,810

Transportation — 9.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge(f):
4.00%, 04/01/42	11,250	12,956,736
4.00%, 04/01/49	6,555	7,472,372
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/46	5,000	5,856,550
Series D, 5.00%, 05/15/41	13,311	15,463,931
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,645	4,298,885
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,397,875

		52,446,349

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 11.8%
Anaheim Public Financing Authority, Refunding RB, Anaheim Convention Center Expansion Project, Series A:
5.00%, 05/01/39	$6,000	$6,692,040
5.00%, 05/01/46	13,500	14,808,555
Beaumont Public Improvement Authority, RB, Series A (AGM), 5.00%, 09/01/49	6,000	7,114,980
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	6,290	7,540,704
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	18,817,216
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	10,112,226

		65,085,721

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 76.9% (Cost — $388,716,893)		425,256,267

Total Long-Term Investments — 164.6% (Cost — $837,831,672)		910,357,445

	Shares

Short-Term Securities — 0.0%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.02%(g)(h)	209,653	209,674

Total Short-Term Securities — 0.0% (Cost — $209,674)		209,674

Total Investments — 164.6% (Cost — $838,041,346)		910,567,119

Other Assets Less Liabilities — 1.4%		8,334,642

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.0)%		(199,424,406)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (30.0)%		(166,214,330)

Net Assets Applicable to Common Shares — 100.0%		$553,263,025

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to March 1, 2028, is $29,423,078. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	12,443,051	—	(12,233,398	)(b)	209,653	$209,674	$27,137	$1,771	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows :

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(9,193,156)	$—	$(9,193,156)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$662,710	$—	$662,710

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$25,819,852

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$910,357,445	$—	$910,357,445
Short-Term Securities	209,674	—	—	209,674

	$209,674	$910,357,445	$—	$910,567,119

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(199,050,164)	$—	$(199,050,164)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(365,550,164)	$—	$(365,550,164)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 125.4%

New York — 120.9%

Corporate — 3.1%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$930	$998,578
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	12,070	16,997,216

		17,995,794

County/City/Special District/School District — 26.1%
City of New York, GO:
Series A-1, 5.00%, 08/01/21(a)	1,950	2,044,361
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,373,609
Sub-Series D-1, 5.00%, 10/01/21(a)	2,750	2,905,375
Sub-Series D-1, 5.00%, 10/01/33	5,600	5,892,488
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	1,300	1,472,393
City of New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 08/01/32	490	533,782
Fiscal 2014, Series E, 5.00%, 08/01/32	2,040	2,308,036
Series E, 5.50%, 08/01/25	5,435	6,275,468
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/56(b)	7,825	2,399,223
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	7,370	8,100,588
5.00%, 11/15/45	13,995	15,372,808
City of New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,750	1,751,785
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(b)	5,000	3,052,900
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(b)	4,330	2,286,153
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,000	1,003,540
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,400	6,406,784
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,250	2,254,792
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,675	9,683,127
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,132,210
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,950,260
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	4,000	4,796,360
Future Tax Secured Subordinate Bonds, SubSeries A-1, 5.00%, 08/01/40	1,025	1,288,323
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	3,320	3,772,881
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	975	1,182,899
Series A-2, 5.00%, 08/01/38	4,105	5,096,809
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,900,405
County of Nassau New York, GO:
General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	2,185	2,693,012
Series A, 5.00%, 01/15/31	1,770	2,162,303
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	800	962,584
5.00%, 02/15/42	6,225	7,433,148
4.00%, 02/15/44	2,685	2,986,982
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	3,465	3,863,614
Green Bond, Sub-Series B-1, 5.00%, 11/15/51	2,815	3,235,702
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,377,370

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, Series B(b):
0.00%, 11/15/42	$2,640	$1,255,241
0.00%, 11/15/47	6,740	2,590,586
0.00%, 11/15/48	3,550	1,293,088
CAB, Sub Lien, 0.00%, 11/15/32	685	480,075
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(c)	6,110	6,494,136
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,706,904
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,102,320
4 World Trade Center Project, 5.75%, 11/15/51	3,000	3,192,540
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,090	1,151,792
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,725	3,949,133

		150,167,889

Education — 20.6%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	281,913
5.00%, 12/01/32	100	112,240
4.00%, 12/01/34	110	115,396
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 04/01/21(a)	1,040	1,076,005
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	525	605,666
Manhattan College Project, 4.00%, 08/01/42	975	1,055,126
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	2,265	2,641,330
American Museum of Natural History, 5.00%, 07/01/41	825	957,784
Wildlife Conservation Society, 5.00%, 08/01/42	750	824,543
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,740	5,756,531
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 05/01/31	2,305	2,384,430
5.25%, 05/01/32	1,000	1,034,230
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 05/01/28	750	912,150
Series A, 5.00%, 05/01/29	4,060	4,935,052
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	685	832,453
5.00%, 07/01/48	1,030	1,246,980
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	1,180	1,430,667
4.00%, 07/01/46	2,235	2,501,323
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	815	957,755
5.00%, 07/01/43	2,940	3,446,444
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 07/01/21(a)	3,885	4,039,623

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
4.00%, 07/01/50(d)	$1,245	$1,460,049
Series A, 5.00%, 07/01/23(a)	1,440	1,643,515
Series A, 4.00%, 07/01/39	500	556,610
County of Onondaga New York, RB, Syracuse University Project, 5.00%, 12/01/21(a)	2,340	2,491,188
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	517,940
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(a):
5.25%, 01/01/21	860	878,043
5.50%, 01/01/21	500	511,120
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	675	675,182
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 05/01/21(a)	2,075	2,161,673
Fordham University, Series A, 5.00%, 07/01/21(a)	325	339,261
Fordham University, Series A, 5.50%, 07/01/21(a)	1,550	1,625,051
General Purpose, Series A, 5.00%, 02/15/23(a)	5,500	6,176,940
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	4,580	7,018,621
New York University, Series B, 5.00%, 07/01/22(a)	3,840	4,196,966
State University Dormitory Facilities, Series A, 5.00%, 07/01/21(a)	1,500	1,566,495
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 4.00%, 07/01/37	240	267,293
Barnard College, Series A, 5.00%, 07/01/43	2,520	2,951,726
Bidding Group Bond, Series B, 4.00%, 02/15/46	2,835	3,200,687
Fordham University, 5.00%, 07/01/44	2,130	2,441,406
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,581,728
New York University, Series A, 5.00%, 07/01/22(a)	8,730	9,541,541
Series B, 5.00%, 02/15/37	2,130	2,646,056
St. John’s University, Series A, 5.00%, 07/01/37	2,240	2,548,851
State University Dormitory Facilities, Series A, 5.00%, 07/01/22(a)	1,490	1,628,510
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(a)	12,930	14,851,139
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	2,490	2,935,660
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,475	1,767,788
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,645	1,965,413
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, 4.00%, 09/01/40	985	1,102,845

		118,396,938

Health — 7.6%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,200	2,207,238
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	2,760	2,938,406
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	884,472
5.00%, 12/01/46	1,280	1,499,878
Series A, 5.00%, 12/01/32	830	904,185
Series A, 5.00%, 12/01/37	350	380,006

Security	Par (000)	Value

Health (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	$5,650	$5,785,996
County of Oneida New York Local Development Corp., Refunding RB, Mohawk Valley Health System Project (AGM), 3.00%, 12/01/44	2,775	2,948,771
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	625	716,119
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,848,050
State of New York Dormitory Authority, RB, North Shore-Long Island Jewish Obligated Group:
Series C, 4.25%, 05/01/39	1,000	1,051,400
Series D, 4.25%, 05/01/39	300	315,420
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 4.00%, 07/01/45	815	876,475
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,625	3,242,951
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(a)	4,000	4,144,880
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(a)	9,220	9,571,005
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,525	4,136,270

		43,451,522

Housing — 7.5%
City of New York Housing Development Corp., RB, M/F:
Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	6,865	7,783,468
Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	1,675	1,892,917
Housing, Sustainable Neighborhood Bonds, 3.95%, 11/01/36	550	599,418
Housing, Sustainable Neighborhood Bonds, 4.05%, 11/01/41	550	599,704
Series G-1, 3.90%, 05/01/45	550	575,432
City of New York Housing Development Corp., Refunding RB, M/F:
Housing, 8 Spruce Street, Series 2014, Class F, 4.50%, 02/15/48	1,230	1,286,002
Housing, Series D-1-B, 4.20%, 11/01/40	550	588,830
Housing, Sustainable Neighborhood, Series B-1-A, 3.65%, 11/01/49	1,245	1,330,345
Housing, Sustainable Neighborhood, Series B-1-A, 3.75%, 11/01/54	1,725	1,853,012
Sustainable Neighborhood Bonds, Series A, 4.00%, 11/01/43	790	860,982
State of New York HFA, RB:
M/F Affordable Housing, Green Bond, Climate Bond Certified, Series D (SONYMA), 3.80%, 11/01/49	2,050	2,261,970
M/F Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,152,844
M/F Affordable Housing, Series E (SONYMA), 3.80%, 11/01/49	1,130	1,244,695
M/F Housing, Climate Bond Certified, Series P, 3.15%, 11/01/54	1,315	1,387,720
M/F Housing, Green Bonds, Series H, 4.15%, 11/01/43	1,650	1,859,154
M/F Housing, Green Bonds, Series H, 4.20%, 11/01/48	1,095	1,230,517
M/F Housing, St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,501,875
State of New York Mortgage Agency, Refunding RB:
S/F Housing, Series 190, 3.80%, 10/01/40	3,470	3,691,525
S/F Housing, Series 194, AMT, 3.80%, 04/01/28	3,780	4,124,849

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
S/F Housing, Series 213, 4.20%, 10/01/43	$2,305	$2,638,902
S/F Housing, Series 225, 2.45%, 10/01/45	500	512,710
Series 218, AMT, 3.60%, 04/01/33	1,095	1,208,343
Series 218, AMT, 3.85%, 04/01/38	395	437,636
Yonkers Industrial Development Corp., RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,445	2,452,164

		43,075,014

State — 11.7%
City of New York Transitional Finance Authority Building Aid Revenue, BARB, Series S-3:
Fiscal 2015, Series S-1, 5.00%, 07/15/37	2,000	2,325,860
5.25%, 07/15/36	1,910	2,422,720
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, , 4.00%, 07/15/38	6,070	7,021,837
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/42	7,175	8,784,855
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	3,835	4,347,011
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,610	2,009,763
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,069,150
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	2,280	2,793,342
Group C, Sales Tax, Series A, 5.00%, 03/15/41	8,550	10,424,929
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	3,900	4,411,212
Series A, 5.00%, 02/15/42	3,000	3,612,150
Series B, 5.00%, 03/15/37	2,000	2,388,060
State Personal Income Tax, Series A, 5.00%, 02/15/23(a)	1,000	1,123,080
Unrefunded, Series B, 5.00%, 03/15/42	7,500	7,993,575
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/41	3,335	4,191,095
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	2,000	2,230,260

		67,148,899

Tobacco — 2.5%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 06/01/48	820	784,683
Asset-Backed, 4.75%, 06/01/39	2,190	2,130,410
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	655	756,741
Series A-2B, 5.00%, 06/01/45	2,460	2,510,110
Series A-2B, 5.00%, 06/01/51	800	815,216
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,650	1,729,612
5.25%, 05/15/40	2,250	2,329,155
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	357,694
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	3,200	3,227,744

		14,641,365

Transportation — 26.0%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	1,545	1,804,977
Toll Bridge System, 5.00%, 01/01/42	1,250	1,476,462
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,100,005
Series A, 5.00%, 11/15/21(a)	1,000	1,062,450
Series A, 5.00%, 05/15/23(a)	1,000	1,135,160

Security	Par (000)	Value

Transportation (continued)
Series A-1, 5.25%, 11/15/23(a)	$5,405	$6,306,986
Series D, 5.25%, 11/15/21(a)	765	815,222
Series E, 5.00%, 11/15/38	7,785	8,195,347
Series H, 5.00%, 11/15/22(a)	930	1,033,221
Series H, 5.00%, 11/15/31	760	799,269
Sub-Series B, 5.00%, 11/15/23(a)	3,250	3,765,775
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series A-3 (AGM), 4.00%, 11/15/46	1,035	1,145,797
Green Bonds, Series C-1, 4.75%, 11/15/45	1,795	2,005,966
Series C-1, 5.00%, 11/15/56	2,350	2,589,841
Series D, 5.25%, 11/15/21(a)	2,685	2,861,270
Transportation Revenue, 5.00%, 11/15/41	4,000	4,158,560
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	6,312,563
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,698,625
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	2,155	2,338,886
5.00%, 07/01/46	1,735	1,880,237
5.25%, 01/01/50	10,730	11,731,753
(AGM), 4.00%, 07/01/41	1,575	1,660,680
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	125	151,540
5.00%, 04/01/35	110	132,492
5.00%, 04/01/36	120	143,786
5.00%, 04/01/37	140	167,205
5.00%, 04/01/38	70	83,374
5.00%, 04/01/39	95	112,845
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,505,550
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,045,110
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,621,410
Consolidated, 220th Series, AMT, 4.00%, 11/01/59	5,895	6,557,480
Consolidated, 221st Series, AMT, 4.00%, 07/15/60	2,800	3,137,596
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	5,165	5,178,739
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,280,072
179th Series, 5.00%, 12/01/38	1,390	1,572,215
195th Series, AMT, 5.00%, 04/01/36	1,500	1,795,605
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	771,272
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	837,255
Consolidated,186th Series, AMT, 5.00%, 10/15/44	1,000	1,121,730
Series G, JFK International Air Terminal (NPFGC), 5.75%, 12/01/25	3,500	3,538,255
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.00%, 01/01/41	2,110	2,478,511
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/22(a)	7,475	7,988,276
General, Series J, 5.00%, 01/01/41	6,275	7,084,036
General, Series K, 5.00%, 01/01/29	2,225	2,625,033
General, Series K, 5.00%, 01/01/31	1,500	1,765,365
Series L, 5.00%, 01/01/34	840	1,054,872
Series L, 5.00%, 01/01/35	970	1,212,869
Subordinate, Series B, 4.00%, 01/01/53	985	1,127,520
Triborough Bridge & Tunnel Authority, RB:
MTA Bridges and Tunnels, Series A, 4.00%, 11/15/54	1,150	1,345,592
Series B, 5.00%, 11/15/40	1,010	1,198,517
Series B, 5.00%, 11/15/45	1,500	1,767,330

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(b)	$9,700	$7,692,876
General, Series A, 5.00%, 11/15/38	1,000	1,090,180
General, Series A, 5.25%, 11/15/45	1,460	1,727,414
General, Series A, 5.00%, 11/15/50	4,500	5,216,760
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	1,050	1,330,224

		149,337,958

Utilities — 15.8%
City of New York Municipal Water & Sewer System, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	4,140	5,146,475
City of New York Municipal Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	3,000	3,593,760
City of New York Water & Sewer System, RB:
2nd General Resolution Revenue Bonds, 3.00%, 06/15/50	970	1,029,442
Series DD-1, 4.00%, 06/15/49	1,365	1,591,030
City of New York Water & Sewer System, Refunding RB, Series EE, 5.00%, 06/15/40	5,170	6,514,614
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,398,063
Long Island Power Authority, RB:
5.00%, 09/01/37	3,825	4,786,796
5.00%, 09/01/35	2,000	2,513,940
General, 5.00%, 09/01/47	1,075	1,292,096
General, Electric Systems, 5.00%, 09/01/36	975	1,199,611
General, Electric Systems, 5.00%, 09/01/42	335	406,435
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(a)	3,775	3,910,334
Long Island Power Authority, Refunding RB, Electric System, Series B:
5.00%, 09/01/41	590	704,525
5.00%, 09/01/46	825	980,876
State of New York Environmental Facilities Corp., RB, Series B:
Green Bonds, 5.00%, 03/15/45	5,145	6,111,694
Revolving Funds, Green Bonds, 5.00%, 09/15/40	1,195	1,424,201
Subordinated SRF Bonds, 5.00%, 06/15/48	1,345	1,695,386
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	2,100	2,182,992
Series A, 5.00%, 06/15/40	4,275	5,149,237
Series A, 5.00%, 06/15/45	18,920	22,655,565
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,200,883
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	9,960	11,306,990

		90,794,945

Total Municipal Bonds in New York		695,010,324

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	630	771,164

Total Municipal Bonds in Guam		771,164

Puerto Rico — 4.4%

State — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	10,522	3,066,847

Security	Par (000)	Value

State (continued)
Series A-1, 4.75%, 07/01/53	$724	$768,743
Series A-1, 5.00%, 07/01/58	1,042	1,122,255
Series A-2, 4.33%, 07/01/40	1,378	1,433,271
Series A-2, 4.78%, 07/01/58	123	130,989
Series B-1, 4.75%, 07/01/53	746	792,409
Series B-1, 5.00%, 07/01/58	9,024	9,730,940
Series B-2, 4.33%, 07/01/40	7,120	7,397,182
Series B-2, 4.78%, 07/01/58	722	768,013

Total Municipal Bonds in Puerto Rico		25,210,649

Total Municipal Bonds — 125.4% (Cost — $659,438,047)		720,992,137

Municipal Bonds Transferred to Tender Option Bond Trusts — 35.7%(e)

New York — 35.7%

County/City/Special District/School District — 4.8%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	3,500	4,027,135
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	4,125	4,342,924
Sub-Series F-1, 5.00%, 05/01/38	4,123	5,097,770
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(a)	6,030	6,198,762
5.75%, 02/15/47	3,709	3,813,290
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	3,645	3,904,925

		27,384,806

Education — 1.3%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,196,203
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/21(a)	5,198	5,428,183

		7,624,386

Housing — 3.9%
City of New York Housing Development Corp., RB, M/F Housing:
Series C-1-A, 4.00%, 11/01/53	2,733	2,951,406
Sustainable Neighborhood Bonds, Series B1-A, 3.85%, 05/01/58	2,625	2,836,470
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	4,370	4,859,615
State of New York HFA, RB, M/F Affordable Housing, Green Bond, Climate Bond Certified, Series I, 4.05%, 11/01/48	5,457	6,078,252
State of New York HFA, Refunding RB, Series C (SONYMA, Fannie Mae), 3.85%, 11/01/39	2,413	2,712,402
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	2,471	2,719,775

		22,157,920

State — 4.9%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,460,643
4.00%, 10/15/32	8,000	9,068,080
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,558,160
General Purpose, Series C, 5.00%, 03/15/41	1,650	1,692,917

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(f)	$3,550	$4,447,146
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,001	1,182,057

		28,409,003

Transportation — 14.1%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	19,020,966
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, 5.00%, 10/15/25	7,990	8,413,874
Consolidated, Series 169th, AMT, 5.00%, 10/15/26	6,000	6,317,100
Consolidated, Series 210th, 5.00%, 09/01/48	4,760	5,830,096
Series194th, 5.25%, 10/15/55	3,900	4,603,443
State of New York Thruway Authority, Refunding RB:
Subordinate, Series B, 4.00%, 01/01/45(f)	5,953	6,853,248
Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	3,940	4,141,728
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	15,000	17,795,700
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	6,675	8,195,365

		81,171,520

Utilities — 6.7%
City of New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2018, 5.00%, 06/15/38(f)	1,391	1,749,005
Water & Sewer System, Fiscal 2011, Series HH, 5.00%, 06/15/32	9,900	10,304,415
Water & Sewer System, Fiscal 2012, Series BB, 5.00%, 06/15/44	3,991	4,224,874
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	6,557	7,788,583
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Bonds, Series TE, 5.00%, 12/15/41	5,998	6,809,386
Series A, 5.00%, 12/15/35	3,500	4,278,365
Series B, 4.00%, 12/15/35	2,980	3,445,685

		38,600,313

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.7% (Cost — $191,784,393)		205,347,948

Total Long-Term Investments — 161.1% (Cost — $851,222,440)		926,340,085

Shares		Value

Short-Term Securities — 0.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(g)(h)	2,482,742	$2,482,990

Total Short-Term Securities — 0.5% (Cost — $2,482,990)		2,482,990

Total Investments — 161.6% (Cost — $853,705,430)		928,823,075

Other Assets Less Liabilities — 0.7%		4,620,156

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.3)%		(111,203,226)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (43.0)%		(247,384,262)

Net Assets Applicable to Common Shares — 100.0%		$574,855,743

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 15, 2047 is $12,422,082. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	2,369,681	113,061	(b)	—	2,482,742	$2,482,990	$10,205	$(15)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,705,007)	$—	$(5,705,007)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$220,617	$—	$220,617

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — sold	18,691,605

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$926,340,085	$—	$926,340,085
Short-Term Securities	2,482,990	—	—	2,482,990

	$2,482,990	$926,340,085	$—	$928,823,075

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(111,088,684)	$—	$(111,088,684)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(358,788,684)	$—	$(358,788,684)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 113.7%

Alabama — 0.6%
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	$2,485	$3,024,966
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	2,835	3,304,844

		6,329,810

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,824,473

Arizona — 1.3%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	1,480	1,537,143
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	1,675	1,722,587
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	1,290	1,323,850
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	810	843,097
Odyssey Preparatory Academy Project, 5.00%, 07/01/54	945	999,715
County of Maricopa Arizona IDA, Refunding RB, Legacy Traditional Schools Project(a):
5.00%, 07/01/39	630	684,501
5.00%, 07/01/54	1,420	1,508,537
County of Maricopa Industrial Development Authority, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/42	435	528,242
County of Pima Arizona IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/52(a)	1,620	1,591,650
County of Pima IDA, RB, American Leadership Academy Project, 5.00%, 06/15/47(a)	2,545	2,530,392

		13,269,714

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	4,350	4,401,635

California — 9.2%
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	2,965	3,321,512
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	4,030	4,301,823
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	1,160	1,385,666
Series A, 5.00%, 03/01/37	1,275	1,520,055
Series A-1, 5.75%, 03/01/34	2,300	2,360,467
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	1,830	1,890,701
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	4,910	5,018,953
Series A-2, 5.00%, 06/01/47	1,340	1,369,735
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(c)	5,110	4,425,362
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(c)	5,000	4,008,600
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(d)	3,975	4,446,276
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(c)	7,620	4,817,745

Security	Par (000)	Value

California (continued)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B(c):
0.00%, 08/01/35	$7,820	$5,998,878
0.00%, 08/01/36	10,000	7,441,400
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C(c):
0.00%, 08/01/37	8,000	5,841,920
0.00%, 08/01/38	12,940	9,166,437
San Diego California Unified School District, GO, Election of 2008, Series G(b)(c):
0.00%, 01/01/34	1,860	1,046,827
0.00%, 01/01/35	1,970	1,044,159
0.00%, 01/01/36	2,960	1,477,602
0.00%, 01/01/37	1,975	928,843
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	3,030,939
San Marcos Unified School District, GO, Election of 2010,
Series A ,5.00%, 08/01/21(b)	3,400	3,563,948
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,700	2,829,411
5.00%, 10/01/41	2,555	2,686,685
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 04/01/30	10	10,035
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,708,808
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(c)	6,545	4,519,977

		94,162,764

Colorado — 2.5%
Colorado Educational & Cultural Facilities Authority, RB, Rocky Mountain School of Expeditionary Learning, 5.00%, 03/01/50(a)	2,530	2,452,557
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	3,365	3,441,184
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 5.00%, 08/01/44	7,500	9,176,925
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,603,125
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,285,532
STC Metropolitan District No. 2, GO, Refunding, Series A,
5.00%, 12/01/38	1,285	1,316,521
5.00%, 12/01/49	1,000	1,010,930

		25,286,774

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, RB, Mary Wade Home Issue, Series A-1, 5.00%, 10/01/54(a)	715	712,705
State of Connecticut Special Tax Revenue, RB, Special Tax Obligation Bonds, Series A, 5.00%, 05/01/37	2,000	2,587,280

		3,299,985

Florida — 9.7%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,864,840
City Of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,481,266
City of Tampa Florida, RB, Cabs, Series A(c):
0.00%, 09/01/39	1,100	573,859
0.00%, 09/01/40	1,000	497,400
0.00%, 09/01/41	1,280	614,221
0.00%, 09/01/42	1,150	527,171
0.00%, 09/01/45	2,000	797,560

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	$4,535	$5,059,019
County of Broward Florida Airport System Revenue, ARB, AMT, 5.00%, 10/01/42	3,000	3,560,550
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,462,120
County of Lee Florida, Refunding ARB, Series A, AMT, 5.63%, 10/01/26	2,600	2,720,198
County of Lee Florida Airport Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	3,440	3,582,244
County of Miami-Dade, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,695	6,498,280
County of Miami-Dade Florida, RB, Seaport Department, Series B, AMT, 6.00%, 10/01/30	1,820	2,077,494
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	530	598,259
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	14,360	16,404,290
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	1,675	1,977,069
County of Miami-Dade Florida, Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	6,500	7,662,525
County of Miami-Dade Seaport Department, RB, Seaport Department, Series B, AMT:
6.25%, 10/01/38	1,165	1,328,578
6.00%, 10/01/42	1,865	2,119,964
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	1,550	1,695,343
5.00%, 08/01/47	4,590	4,974,137
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	50	52,812
5.00%, 10/01/31	3,050	3,204,696
Florida Development Finance Corp., RB, Waste Pro USA, Inc. Project, AMT(a):
5.00%, 05/01/29	1,500	1,601,490
5.00%, 08/01/29(e)	595	604,841
Florida Development Finance Corp., Refunding RB, Renaissance Charter School Inc. Project, Series C, 5.00%, 09/15/50(a)	820	870,471
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	4,760	5,623,940
LT Ranch Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	1,415	1,435,914
4.00%, 05/01/50	2,000	2,014,000
Parker Road Community Development District, Special Assessment Bonds:
3.88%, 05/01/40	900	904,221
4.10%, 05/01/50	1,000	1,015,030
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, 5.00%, 04/01/37	4,630	5,437,750
Westside Community Development District, Refunding, Special Assessment Bonds(a):
4.10%, 05/01/37	640	658,656
4.13%, 05/01/38	630	647,791

		99,147,999

Security	Par (000)	Value

Georgia — 0.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	$1,405	$1,652,168
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,321,480
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	395	446,006
5.00%, 04/01/44	1,775	1,975,664

		5,395,318

Hawaii — 1.2%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,385	2,868,297
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	5,275	5,736,193
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 08/01/27	2,000	2,210,980
5.00%, 08/01/28	1,775	1,959,653

		12,775,123

Illinois — 12.6%
Chicago O’Hare International Airport, Refunding RB, O’Hare International Airport, Senior Lien AMT, Series B, 5.00%, 01/01/31	2,425	2,553,671
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	3,035	3,370,671
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	7,555	7,727,707
3rd Lien, Series A, 5.75%, 01/01/39	1,445	1,471,761
Senior Lien, Series D, 5.25%, 01/01/42	8,285	9,935,869
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,865	3,327,726
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,701,988
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,513,217
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	662,503
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	8,700	9,103,854
Illinois Finance Authority, Refunding RB:
Northshore University Heal, 4.00%, 08/15/40	1,770	2,056,386
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	985	1,118,202
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(c):
0.00%, 12/15/33	20,000	12,801,000
0.00%, 12/15/34	41,880	25,679,560
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(c)	9,430	4,245,292
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,781,940
State of Illinois, GO:
5.25%, 07/01/29	3,160	3,405,911
5.00%, 05/01/32	7,500	8,116,500
5.25%, 02/01/33	5,860	6,370,992
5.50%, 07/01/33	2,235	2,416,728
5.25%, 02/01/34	5,360	5,810,883
5.50%, 07/01/38	1,200	1,292,412
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	8,540	10,401,635

		128,866,408

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$2,900	$3,050,829
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	1,400	1,492,064
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,425	2,602,728

		7,145,621

Kentucky — 2.0%
City of Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(e)	10,125	11,527,211
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/23(b)	1,000	1,125,120
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.00%, 07/01/39(d)	8,225	8,040,925

		20,693,256

Louisiana — 1.9%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,418,716
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	824,294
5.00%, 12/01/35	895	1,096,545
5.00%, 12/01/36	805	983,050
5.00%, 12/01/37	1,005	1,222,462
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/24(b)	8,155	9,261,552
Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,170	1,183,420

		19,990,039

Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	5,950	6,685,658
Massachusetts HFA, Refunding RB, Series A, AMT, 4.45%, 12/01/42	2,160	2,292,883
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	3,495	3,898,917

		12,877,458

Michigan — 4.7%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group(b):
Hospital;, 5.00%, 12/01/21	16,040	17,073,136
5.00%, 12/01/21	60	63,869
Michigan State University, Refunding RB, Board of Trustees, Series B, 4.00%, 02/15/39	2,125	2,490,883
Michigan Strategic Fund, RB, AMT:
1-75 Improvement Project (AGM), 4.25%, 12/31/38	2,000	2,258,200
I-75 Improvement Project, 5.00%, 12/31/43	9,940	11,167,988
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,330	1,504,589
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,075	2,193,939
Series I-A, 5.38%, 10/15/41	1,900	2,005,260
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,450,603
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,213,337

		48,421,804

Security	Par (000)	Value

Nebraska — 0.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	$6,825	$7,430,173

Nevada — 0.7%
City of Las Vegas NV Special Improvement District No 814, Special Assessment Bonds, Summerlin Villages 21 & 24A:
4.00%, 06/01/39	380	383,473
4.00%, 06/01/44	1,065	1,064,489
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	5,000	5,776,600

		7,224,562

New Jersey — 11.4%
New Jersey Economic Development Authority, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 09/01/24	6,325	7,339,846
Series N-1 (NPFGC), 5.50%, 09/01/28	1,685	2,023,736
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,930	2,130,469
Goethals Bridge Replacement Project, AMT, 5.38%, 01/01/43	4,920	5,420,954
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	590	664,039
Series WW, 5.25%, 06/15/25(b)	55	68,209
Series WW, 5.25%, 06/15/33	445	505,133
Series WW, 5.00%, 06/15/34	570	636,918
Series WW, 5.00%, 06/15/36	2,635	2,930,041
Series WW, 5.25%, 06/15/40	970	1,083,500
New Jersey Higher Education Student Assistance Authority, RB, Senior Bonds, Series B, AMT, 3.50%, 12/01/39	4,255	4,331,803
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	480	503,131
Series 1, 5.50%, 12/01/26	690	723,120
Series 1, 5.75%, 12/01/28	75	78,792
Series 1, 5.88%, 12/01/33	6,895	7,274,777
Series B, 3.25%, 12/01/39	7,670	7,727,525
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,805,234
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(c)	10,000	6,011,100
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25(c)	8,550	7,516,048
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	4,205	4,919,640
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	2,145	2,500,856
Transportation Program, Series AA, 5.25%, 06/15/33	4,150	4,535,742
Transportation Program, Series AA, 5.00%, 06/15/38	3,990	4,356,761
Transportation System, Series A, 5.50%, 06/15/21(b)	2,980	3,117,587
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	4,000	4,739,800
Transportation System, Series AA, 5.50%, 06/15/39	5,625	6,142,387
Transportation System, Series B, 5.00%, 06/15/21(b)	2,575	2,682,995
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,034,150
Transportation System, Series D, 5.00%, 06/15/32	1,825	2,041,555
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	4,000	4,649,280
Series A, 5.25%, 06/01/46	11,035	13,035,535
Sub-Series B, 5.00%, 06/01/46	2,675	3,009,402

		116,540,065

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/49	$540	$540,102
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	1,040	1,210,581

		1,750,683

New York — 7.8%
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,560,145
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured:
Subordinate Bond, Series C-3, 5.00%, 05/01/41	5,000	6,245,450
Sub-Series E-1, 5.00%, 02/01/39	6,440	7,881,208
Sub-Series F-1, 5.00%, 05/01/39	3,360	4,138,915
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, Series C, 4.00%, 05/01/45	6,500	7,748,455
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,190	1,225,343
5.75%, 02/15/47	730	748,498
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Series A-1, 5.25%, 11/15/57	4,000	4,476,880
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	3,055	3,247,068
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	5,000	6,183,950
New York State Urban Development Corp., RB, State Personal Income Tax, 5.00%, 03/15/44	2,500	3,237,325
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,300	9,074,888
Port Authority of New York & New Jersey, ARB, Consolidate Bonds, AMT:
Series-218, 5.00%, 11/01/44	2,500	3,073,575
Series-221, 4.00%, 07/15/40	3,000	3,485,160
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	4,550	5,511,369
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/43	7,500	9,313,950

		80,152,179

Ohio — 4.3%
American Municipal Power, Inc., RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/41	4,000	4,780,360
American Municipal Power, Inc., Refunding RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/38	2,375	2,852,328
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	13,125	14,468,081
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	3,000	3,243,960
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 11/13/23(b)	11,135	13,028,173
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	1,950	2,183,610
5.25%, 02/15/33	2,730	3,054,433

		43,610,945

Oregon — 0.2%
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39	395	486,261
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40	420	514,643

Security	Par (000)	Value

Oregon (continued)
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	$2,800	$1,511,020

		2,511,924

Pennsylvania — 7.7%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/22(b)	3,305	3,597,459
Tobacco Master Settlement Payment, 5.00%, 06/01/34	2,180	2,701,434
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement:
5.00%, 12/31/34	7,115	7,882,210
5.00%, 12/31/38	6,850	7,518,697
The Project, 5.00%, 06/30/42	8,805	9,622,280
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	5,607,100
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	8,075	9,090,189
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	2,079,324
Series A-1, 5.00%, 12/01/41	2,320	2,782,608
Series B, 5.00%, 12/01/40	4,920	5,865,575
Series C, 5.50%, 12/01/23(b)	1,565	1,842,052
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,588,488
Subordinate, Series A, 5.00%, 12/01/44	5,000	6,095,250
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	2,575	2,624,028
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,557,796

		78,454,490

Puerto Rico — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	13,457	3,922,312
Series A-1, 4.75%, 07/01/53	1,334	1,416,441
Series A-1, 5.00%, 07/01/58	2,007	2,161,579
Series A-2, 4.33%, 07/01/40	2,372	2,467,141
Series A-2, 4.78%, 07/01/58	214	227,899
Series B-1, 4.75%, 07/01/53	1,302	1,382,997
Series B-1, 5.00%, 07/01/58	15,757	16,991,403
Series B-2, 4.33%, 07/01/40	12,433	12,917,017
Series B-2, 4.78%, 07/01/58	1,261	1,341,364

		42,828,153

Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	3,000	3,170,700
5.00%, 06/01/50	7,465	8,069,068

		11,239,768

South Carolina — 6.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	3,600	3,831,624
South Carolina Jobs-Economic Development Authority, RB:
Bishop Gadsden Episcopal Retirement Community, 5.00%, 04/01/44	285	307,774
Bishop Gadsden Episcopal Retirement Community, 4.00%, 04/01/49	270	263,542
Bishop Gadsden Episcopal Retirement Community, 5.00%, 04/01/49	765	821,480
Bishop Gadsden Episcopal Retirement Community, 4.00%, 04/01/54	580	560,895
Bishop Gadsden Episcopal Retirement Community, 5.00%, 04/01/54	1,385	1,483,335
Hilton Head Christian Academy, 5.00%, 01/01/40(a)	2,630	2,470,385

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
McLeod Health Obligated Group, 5.00%, 11/01/43	$5,000	$6,172,200
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/38	3,380	4,064,450
State of South Carolina Ports Authority, ARB, (AMT), 5.25%, 07/01/25(b)	6,530	8,093,217
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	11,450	12,971,362
Series E, 5.50%, 12/01/53	4,525	5,081,937
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	5,870	6,528,966
(AGM), 5.00%, 12/01/56	7,155	8,659,553

		61,310,720

Tennessee — 0.5%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	4,665	5,447,834

Texas — 12.0%
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/22(b)	11,345	12,461,121
City of Houston Texas Airport System Revenue, Refunding ARB, United Airlines, Inc. Terminal Improvement Projects, Series B-2 (AMT), 5.00%, 07/15/27	710	747,211
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT:
Special Facilities, Continental Airlines, Inc., 6.63%, 07/15/38	1,295	1,321,366
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/27	690	726,501
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	7,450	9,209,839
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	1,450	1,601,917
City of Texas Industrial Development Corp., RB, NRG Energy, Inc. Project, 4.13%, 12/01/45	820	852,767
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	5,810	3,321,809
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/34	5,000	6,313,150
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,377,909
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/21(b)	10,980	11,500,342
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	2,745	3,130,700
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/43	7,940	9,898,639
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	9,685	4,757,950
New Hope Cultural Education Facilities Finance Corp., RB, Cumberland Academy Project, Series C, 5.00%, 08/15/50(a)	1,385	1,418,309
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/39	9,080	11,170,398
2nd Tier-Series B, 5.00%, 01/01/43	12,355	14,719,994
Series B, 5.00%, 01/01/40	1,710	1,870,808
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	680	355,076
0.00%, 09/15/36	12,195	5,997,867
0.00%, 09/15/37	8,730	4,044,260

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	$1,665	$1,760,721
5.00%, 12/15/32	3,930	4,140,727
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	3,630	3,849,905
Texas Water Development Board, RB, State Water Implementation Fund, Series B, 4.00%, 10/15/43	4,315	5,176,662

		122,725,948

Utah — 1.2%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/37	3,475	4,253,991
5.00%, 07/01/42	3,490	4,140,501
5.00%, 07/01/43	3,190	3,851,191
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A(a):
5.00%, 06/15/39	190	199,504
5.00%, 06/15/49	380	392,555

		12,837,742

Vermont — 0.4%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	4,125	4,194,836

Washington — 3.9%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/38	20,000	23,700,800
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	2,830	3,199,456
State of Washington Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	1,520	1,485,861
Washington Health Care Facilities Authority, RB, MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	1,000	1,072,430
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	9,000	10,191,780

		39,650,327

Wisconsin — 2.2%
Public Finance Authority, RB, Acts Retirement-Life Communities, Inc. Obligated Group, Series A, 5.00%, 11/15/41	450	529,200
Public Finance Authority, Refunding RB, Penick Village Obligation Group(a):
5.00%, 09/01/39	100	94,993
5.00%, 09/01/49	145	131,281
5.00%, 09/01/54	660	586,285
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/36	4,815	5,795,719
Ascension Health Credit Group, Series A, 5.00%, 11/15/39	5,000	5,976,600
Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	7,350	9,128,406

		22,242,484

Total Municipal Bonds — 113.7% (Cost — $1,042,880,629)		1,165,041,014

Municipal Bonds Transferred to Tender Option Bond Trusts- 42.2%(f)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43	8,500	10,175,350

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California — 3.0%
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series E, 5.00%, 05/01/45	$14,215	$17,414,646
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(g)	7,074	9,028,296
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,713,760

		30,156,702

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(g)	5,833	7,174,299

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,543,726

Florida — 3.6%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,660,177
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	12,444,696
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,840	5,173,670
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	7,880	9,566,556

		36,845,099

Illinois — 5.6%
State of Illinois Finance Authority, Refunding RB, Ascension Health, Senior Credit, Series C, 5.00%, 02/15/41	10,000	12,000,097
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	10,000	11,621,698
Series A, 5.00%, 01/01/44	12,000	15,046,440
Series A, 5.00%, 01/01/38	5,836	6,368,981
Series A, 5.00%, 01/01/40	7,621	8,895,591
Series B, 5.00%, 01/01/40	2,939	3,451,266

		57,384,073

Kansas — 1.7%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/26(b)	13,470	17,612,968

Massachusetts — 3.0%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,204	4,813,292
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series E, 5.25%, 09/01/43	20,000	25,816,400

		30,629,692

Michigan — 2.1%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,591	6,491,776
State of Michigan Building Authority, Refunding RB, Series I:
Facilities Program, 5.00%, 10/15/45	2,410	2,902,773
5.00%, 04/15/38	10,000	12,050,999

		21,445,548

Nevada — 2.3%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 06/01/43	9,730	12,050,992
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	9,840	11,730,461

		23,781,453

Security	Par (000)	Value

New Jersey — 2.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	$2,320	$2,773,142
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,779,900
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	4,961	5,104,324

		20,657,366

New York — 6.5%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	15,521	17,485,538
Series DD, 5.00%, 06/15/35	4,740	5,549,545
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	9,850	10,758,367
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,769,347
State of New York Dormitory Authority, RB, Group B, State Sales Tax, Series A, 5.00%, 03/15/39	7,622	9,337,670
State of New York Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	14,280	15,756,695

		66,657,162

Pennsylvania — 1.9%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	3,007,949
Geisinger Authority Pennsylvania, Refunding RB, Geisinger Health System, Series A, 4.00%, 06/01/41	15,000	16,218,600

		19,226,549

Texas — 3.4%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 02/15/42	9,701	12,059,384
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,798	1,987,616
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	9,840	11,843,030
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)(g)	8,868	9,333,625

		35,223,655

Virginia — 1.5%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	11,740	14,795,804

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,491,150
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	10,718,356

		18,209,506

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/39	12,650	15,120,798
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	2,490	2,702,123

		17,822,921

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security		Value

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.2% (Cost — $397,440,829)		$432,341,873

Total Long-Term Investments — 155.9% (Cost — $1,440,321,458)		1,597,382,887

	Shares

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(h)(i)	3,683,617	3,684,353

Security	Value

Total Short-Term Securities — 0.4% (Cost — $3,683,248)	$3,684,353

Total Investments — 156.3% (Cost — $1,444,004,706)	1,601,067,240

Other Assets Less Liabilities — 1.3%	13,723,568

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.9)%	(234,292,047)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (34.7)%	(355,983,296)

Net Assets Applicable to Common Shares — 100.0%	$1,024,515,465

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to June 1, 2026, is $17,976,088. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	8,294,999	—	(4,611,382	)(b)	3,683,617	$3,684,353	$95,779	$11,444	$1,104

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(17,021,584)	$—	$(17,021,584)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,116,024	$—	$1,116,024

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$58,025,559

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$1,597,382,887	$—	$1,597,382,887
Short-Term Securities	3,684,353	—	—	3,684,353

	$3,684,353	$1,597,382,887	$—	$1,601,067,240

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(233,968,445)	$—	$(233,968,445)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(590,368,445)	$—	$(590,368,445)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities

July 31, 2020

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$506,042,921	$910,357,445	$926,340,085	$1,597,382,887
Investments at value — affiliated(b)	1,918,281	209,674	2,482,990	3,684,353
Receivables:
Investments sold	—	—	—	3,237,794
Dividends — affiliated	75	18	26	236
Interest — unaffiliated	4,952,877	11,027,760	8,743,751	14,973,574
Prepaid expenses	34,404	110,125	239,300	303,559

Total assets	512,948,558	921,705,022	937,806,152	1,619,582,403

ACCRUED LIABILITIES
Bank overdraft	—	97,567	—	—
Payables:
Investments purchased	313,195	—	1,445,868	—
Income dividend distributions — Common Shares	1,137,298	1,823,503	1,840,776	3,032,705
Interest expense and fees	57,129	374,242	114,542	323,602
Investment advisory fees	224,482	385,229	392,552	674,745
Directors’ and Officer’s fees	2,134	294,603	309,482	535,253
Other accrued expenses	153,080	202,359	374,243	548,892

Total accrued liabilities	1,887,318	3,177,503	4,477,463	5,115,197

OTHER LIABILITIES
TOB Trust Certificates	60,975,897	199,050,164	111,088,684	233,968,445
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	166,214,330	247,384,262	355,983,296
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	131,000,000	—	—	—

Total other liabilities	191,975,897	365,264,494	358,472,946	589,951,741

Total liabilities	193,863,215	368,441,997	362,950,409	595,066,938

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$319,085,343	$553,263,025	$574,855,743	$1,024,515,465

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$290,717,417	$492,998,898	$523,145,396	$885,336,205
Accumulated earnings	28,367,926	60,264,127	51,710,347	139,179,260

Net Assets Applicable to Common Shareholders	$319,085,343	$553,263,025	$574,855,743	$1,024,515,465

Net asset value, per Common Share	$14.17	$16.08	$14.52	$15.03

(a) Investments at cost — unaffiliated	$463,885,979	$837,831,672	$851,222,440	$1,440,321,458
(b) Investments at cost — affiliated	$1,918,281	$209,674	$2,482,990	$3,683,248
(c) Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Common Shares outstanding, par value $0.10 per share	22,520,759	34,405,717	39,586,584	68,150,681
(f) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Dividends — affiliated	$14,816	$27,137	$10,205	$95,779
Interest — unaffiliated	19,635,742	32,106,048	33,727,334	58,861,995

Total investment income	19,650,558	32,133,185	33,737,539	58,957,774

EXPENSES
Investment advisory	2,762,942	4,520,894	4,606,657	7,977,968
Professional	85,701	111,849	114,009	160,557
Accounting services	85,286	125,755	127,603	179,949
Rating agency	47,209	47,209	47,209	47,209
Transfer agent	36,118	34,031	38,304	68,748
Custodian	29,119	14,707	16,227	17,054
Directors and Officer	21,600	41,035	42,796	75,823
Registration	8,919	12,584	14,479	24,884
Printing and postage	7,285	7,076	7,573	11,354
Liquidity fees	—	1,206,423	1,675,810	2,405,626
Remarketing fees on Preferred Shares	—	69,771	148,540	213,725
Miscellaneous	12,856	17,484	16,543	22,078

Total expenses excluding interest expense, fees and amortization of offering costs	3,097,035	6,208,818	6,855,750	11,204,975
Interest expense, fees and amortization of offering costs(a)	3,343,212	5,237,124	4,762,609	8,329,453

Total expenses	6,440,247	11,445,942	11,618,359	19,534,428
Less fees waived and/or reimbursed by the Manager	(132,529)	(1,955)	(717)	(9,506)

Total expenses after fees waived and/or reimbursed	6,307,718	11,443,987	11,617,642	19,524,922

Net investment income	13,342,840	20,689,198	22,119,897	39,432,852

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	55,391	403,075	714,746	8,110,845
Investments — affiliated	972	1,771	(15)	11,444
Futures contracts	(4,344,637)	(9,193,156)	(5,705,007)	(17,021,584)

	(4,288,274)	(8,788,310)	(4,990,276)	(8,899,295)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,592,122	16,999,388	8,909,289	19,895,180
Investments — affiliated	(750)	—	—	1,104
Futures contracts	217,008	662,710	220,617	1,116,024

	8,808,380	17,662,098	9,129,906	21,012,308

Net realized and unrealized gain	4,520,106	8,873,788	4,139,630	12,113,013

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$17,862,946	$29,562,986	$26,259,527	$51,545,865

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	MUE		MCA
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,342,840	$12,835,636	$20,689,198	$20,674,671
Net realized loss	(4,288,274)	(1,561,544)	(8,788,310)	(4,156,163)
Net change in unrealized appreciation	8,808,380	10,445,013	17,662,098	23,828,711

Net increase in net assets applicable to Common Shareholders resulting from operations	17,862,946	21,719,105	29,562,986	40,347,219

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common shareholders	(12,183,730)	(13,580,018)	(19,485,918)	(22,693,220)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	5,679,216	8,139,087	10,077,068	17,653,999
Beginning of year	313,406,127	305,267,040	543,185,957	525,531,958

End of year	$319,085,343	$313,406,127	$553,263,025	$543,185,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYN		MYI
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,119,897	$20,693,092	$39,432,852	$39,797,871
Net realized loss	(4,990,276)	(6,485,882)	(8,899,295)	(8,077,784)
Net change in unrealized appreciation	9,129,906	31,329,127	21,012,308	65,747,119

Net increase in net assets applicable to Common Shareholders resulting from operations	26,259,527	45,536,337	51,545,865	97,467,206

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common shareholders	(20,505,850)	(20,206,180)	(36,405,276)	(40,902,538)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	5,753,677	25,330,157	15,140,589	56,564,668
Beginning of year	569,102,066	543,771,909	1,009,374,876	952,810,208

End of year	$574,855,743	$569,102,066	$1,024,515,465	$1,009,374,876

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements

FINANCIAL STATEMENTS	43

Statements of Cash Flows

Year Ended July 31, 2020

	MUE	MCA	MYN	MYI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,862,946	$29,562,986	$26,259,527	$51,545,865
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	88,486,736	206,833,767	101,117,110	313,996,027
Purchases of long-term investments	(99,887,983)	(215,502,039)	(109,397,861)	(297,933,729)
Net proceeds from sales (purchases) of short-term securities	8,538,218	12,237,637	(113,324)	4,624,853
Amortization of premium and accretion of discount on investments and other fees	2,892,116	6,283,328	5,443,584	4,461,934
Net realized gain on investments	(56,363)	(404,846)	(714,731)	(8,122,289)
Net unrealized appreciation on investments	(8,591,372)	(16,999,388)	(8,909,289)	(19,896,284)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	10,418	10,253	4,505	8,778
Interest — unaffiliated	217,158	1,184,960	173,064	579,398
Variation margin on futures contracts	3,000	5,433	5,188	7,875
Prepaid expenses	(1,695)	(10,089)	(148,318)	(206,681)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	873	(330)	3,389	(7,047)
Interest expense and fees	(135,313)	(673,462)	(289,975)	(720,017)
Directors’ and Officer’s fees	126	(4,591)	(5,095)	(6,605)
Variation margin on futures contracts	(89,406)	(190,984)	(152,969)	(379,750)
Other accrued expenses	(19,551)	(122,879)	(163,064)	(231,802)

Net cash provided by operating activities	9,229,908	22,209,756	13,111,741	47,720,526

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(12,037,345)	(19,245,078)	(20,347,504)	(36,405,276)
Repayments of TOB Trust Certificates	(2,963,802)	(27,470,038)	(8,990,312)	(45,636,140)
Repayments of Loan for TOB Trust Certificates	(1,009,473)	(20,479,997)	(2,417,898)	(19,358,849)
Proceeds from TOB Trust Certificates	5,481,470	23,818,597	15,705,863	33,133,841
Proceeds from Loan for TOB Trust Certificates	1,009,473	20,479,997	2,417,898	19,358,849
Increase in bank overdraft	—	97,567	—	—
Amortization of deferred offering costs	—	14,446	15,518	20,324

Net cash used for financing activities	(9,519,677)	(22,784,506)	(13,616,435)	(48,887,251)

CASH
Net decrease in restricted and unrestricted cash	(289,769)	(574,750)	(504,694)	(1,166,725)
Restricted and unrestricted cash at beginning of year	289,769	574,750	504,694	1,166,725

Restricted and unrestricted cash at end of year	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,478,525	$5,896,140	$5,037,066	$9,029,146

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$18,969	$37,000	$33,344	$75,125
Cash pledged for futures contracts	270,800	537,750	471,350	1,091,600

	$289,769	$574,750	$504,694	$1,166,725

See notes to financial statements

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUE

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.92	$13.55	$14.19	$15.08	$14.48

Net investment income(a)	0.59	0.57	0.69	0.75	0.78
Net realized and unrealized gain (loss)	0.20	0.40	(0.61)	(0.87)	0.63

Net increase (decrease) from investment operations	0.79	0.97	0.08	(0.12)	1.41

Distributions to Common Shareholders from net investment income(b)	(0.54)	(0.60)	(0.72)	(0.77)	(0.81)

Net asset value, end of year	$14.17	$13.92	$13.55	$14.19	$15.08

Market price, end of year	$13.12	$12.67	$12.36	$14.17	$14.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.25%	7.96%	0.87%	(0.50)%	10.33%

Based on market price	8.08%	7.72%	(7.85)%	0.29%	20.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%	2.48%	2.24%	1.96%	1.56%

Total expenses after fees waived and/or reimbursed	2.03%	2.45%	2.20%	1.92%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(d)	0.95%	0.95%	0.95%	0.95%	0.95%

Net investment income to Common Shareholders	4.29%	4.23%	4.96%	5.21%	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$319,085	$313,406	$305,267	$319,413	$339,493

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$343,577	$339,241	$333,028	$343,826	$359,155

Borrowings outstanding, end of year (000)	$60,976	$58,458	$48,546	$62,841	$57,549

Portfolio turnover rate	18%	26%	21%	19%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA

	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.79		$15.27	$15.73	$16.77	$16.11

Net investment income(a)	0.60		0.60	0.67	0.73	0.81
Net realized and unrealized gain (loss)	0.26		0.58	(0.45)	(0.94)	0.70

Net increase (decrease) from investment operations	0.86		1.18	0.22	(0.21)	1.51

Distributions to Common Shareholders(b)
From net investment income	(0.57)		(0.62)	(0.68)	(0.78)	(0.85)
From net realized gain	—		(0.04)	—	(0.05)	—

Total distributions	(0.57)		(0.66)	(0.68)	(0.83)	(0.85)

Net asset value, end of year	$16.08		$15.79	$15.27	$15.73	$16.77

Market price, end of year	$14.74		$14.29	$13.30	$15.18	$16.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.98%		8.64%	1.86%	(0.92)%	9.84%

Based on market price	7.35%		12.87%	(8.07)%	(4.26)%	20.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.12%		2.62%	2.22%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed	2.12%		2.62%	2.22%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.15	%(e)	0.97%	0.93%	0.92%	0.89%

Net investment income to Common Shareholders	3.83%		3.96%	4.33%	4.64%	4.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$553,263		$543,186	$525,532	$541,303	$576,764

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500		$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$432,290		$426,238	$415,635	$425,107	$446,404

Borrowings outstanding, end of year (000)	$199,050		$202,702	$214,550	$195,488	$176,433

Portfolio turnover rate	21%		27%	25%	37%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.91%.

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN

	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.38		$13.74	$14.25	$15.07	$14.16

Net investment income(a)	0.56		0.52	0.58	0.64	0.70
Net realized and unrealized gain (loss)	0.10		0.63	(0.50)	(0.81)	0.94

Net increase (decrease) from investment operations	0.66		1.15	0.08	(0.17)	1.64

Distributions to Common Shareholders from net investment income(b)	(0.52)		(0.51)	(0.59)	(0.65)	(0.73)

Net asset value, end of year	$14.52		$14.38	$13.74	$14.25	$15.07

Market price, end of year	$13.26		$13.19	$11.89	$13.26	$14.40

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.11%		9.15%	1.07%	(0.69)%	12.19%

Based on market price	4.65%		15.69%	(6.00)%	(3.29)%	15.60%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.05%		2.45%	2.19%	1.93%	1.51%

Total expenses after fees waived and/or reimbursed	2.05%		2.45%	2.19%	1.93%	1.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.21	%(e)	1.08%	0.91%	0.92%	0.89%

Net investment income to Common Shareholders	3.91%		3.80%	4.11%	4.52%	4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$574,856		$569,102	$543,772	$564,202	$596,528

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700		$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$332,077		$329,755	$319,528	$327,776	$340,827

Borrowings outstanding, end of year (000)	$111,089		$104,473	$113,020	$113,374	$112,712

Portfolio turnover rate	11%		19%	14%	13%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.89%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI

	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.81		$13.98	$14.48	$15.49	$14.79

Net investment income(a)	0.58		0.58	0.68	0.77	0.84
Net realized and unrealized gain (loss)	0.17		0.85	(0.44)	(0.96)	0.74

Net increase (decrease) from investment operations	0.75		1.43	0.24	(0.19)	1.58

Distributions to Common Shareholders from net investment income(b)	(0.53)		(0.60)	(0.74)	(0.82)	(0.88)

Net asset value, end of year	$15.03		$14.81	$13.98	$14.48	$15.49

Market price, end of year	$13.55		$13.44	$12.46	$14.66	$15.63

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.61%		11.11%	2.02%	(1.02)%	11.08%

Based on market price	4.92%		13.13%	(10.18)%	(0.69)%	18.07%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95%		2.40%	2.11%	1.85%	1.45%

Total expenses after fees waived and/or reimbursed	1.95%		2.40%	2.11%	1.84%	1.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.12	%(e)	1.03%	0.89%	0.89%	0.88%

Net investment income to Common Shareholders	3.93%		4.16%	4.79%	5.30%	5.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,024,515		$1,009,375	$952,810	$985,594	$1,053,232

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400		$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$387,462		$383,214	$367,343	$376,541	$395,520

Borrowings outstanding, end of year (000)	$233,968		$246,471	$261,702	$252,930	$261,803

Portfolio turnover rate	18%		23%	22%	16%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.86%.

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019 are as follows:

MUE	$469,565,220
MCA	873,754,269
MYN	851,324,340
MYI	1,471,904,487

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA’s, MYN’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$671,527	$233,821	$95,913	$1,001,261
MCA	2,142,464	886,032	280,902	3,309,398
MYN	1,178,612	448,278	145,233	1,772,123
MYI	2,639,546	1,021,272	313,178	3,973,996

For the year ended July 31, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$111,472,202	$60,975,897	0.18% — 0.37%	$60,277,778	1.66%
MCA	425,256,267	199,050,164	0.15-0.28	196,806,569	1.68
MYN	205,347,948	111,088,684	0.17-0.31	107,645,676	1.64
MYI	432,341,873	233,968,445	0.18-0.71	235,078,962	1.68

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2020.

For the year ended July 31, 2020, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUE	$—	—%	$5,516	0.71%
MCA	—	—	388,306	0.71
MYN	—	—	13,213	0.71
MYI	—	—	1,068,750	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$1,371	$1,955	$717	$9,506

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager, for the MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the waiver was $131,158.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$96,099,747	$189,236,963	$108,113,729	$290,058,389
Sales	88,486,736	206,833,767	101,117,110	316,993,672

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to non-deductible expenses was reclassified to the following accounts:

	MCA	MYN	MYI
Paid-in capital	$(16,577)	$(15,810)	$(20,324)
Accumulated earnings (loss)	16,577	15,810	20,324

The tax character of distributions paid was as follows:

	MUE	MCA	MYN	MYI
Tax-exempt income(a) 7/31/2020	$14,519,627	$21,383,909	$23,471,804	$40,722,928
7/31/2019	16,988,037	25,043,586	25,283,678	48,226,498
Ordinary income(b) 7/31/2020	6,054	15,289	9,014	17,481
7/31/2019	2,835	7,303	21,088	15,897
Long-term capital gains 7/31/2020	—	—	—	—
7/31/2019	—	1,653,281	—	—

Total 7/31/2020	$14,525,681	$21,399,198	$23,480,818	$40,740,409

7/31/2019	$16,990,872	$26,704,170	$25,304,766	$48,242,395

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

	MUE	MCA	MYN	MYI
Undistributed tax-exempt income	$634,689	$1,092,873	$2,384,494	$1,789,017
Undistributed ordinary income	14,548	1,119	1,453	2,311
Non-expiring capital loss carryforwards(a)	(13,862,712)	(12,976,810)	(25,600,046)	(18,540,607)
Net unrealized gains (losses)(b)	41,581,401	72,146,945	74,924,446	155,928,539

Total	$28,367,926	$60,264,127	$51,710,347	$139,179,260

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

As of July 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$405,403,904	$639,077,932	$742,503,063	$1,210,640,195

Gross unrealized appreciation	$42,154,789	$73,052,697	$75,767,973	$158,786,483
Gross unrealized depreciation	(573,388)	(613,675)	(536,645)	(2,327,882)

Net unrealized appreciation (depreciation)	$41,581,401	$72,439,022	$75,231,328	$156,458,601

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE, MYN and MYI invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years ended July 31, 2020 and July 31, 2019, shares issued and outstanding remained constant for all Funds.

Each Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2020, the Funds did not repurchase any shares.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	247,700,000	5/01/41
MYI	5/19/11	3,564	356,400,000	6/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MCA	MYN	MYI
Expiration Date	07/02/2021	07/09/2021	07/09/2021

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating	Fitch Short-term Rating	S&P Global Ratings’ Short-term Rating
MCA	Aa2	AAA	F1+	A-1+
MYN	Aa2	AAA	F1+	A-1+
MYI	Aa1	AAA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2020, the annualized dividend rate for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	1.15%	1.20%	1.22%

For the year ended July 31, 2020, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUE	12/16/11	1,310	$131,000,000	07/02/21	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2020, the average annualized dividend rate for the VMTP Shares was 1.79%.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$2,341,951	$—
MCA	1,913,280	14,446
MYN	2,974,968	15,518
MYI	4,335,133	20,324

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUE	$0.050500	$0.050500	VMTP	W-7	$113,243
MCA	0.053000	0.053000	VRDP	W-7	21,017
MYN	0.046500	0.046500	VRDP	W-7	35,192
MYI	0.044500	0.044500	VRDP	W-7	56,284

(a)	Net investment income dividend paid on September 1, 2020 to Common Shareholders of record on August 14, 2020.
(b)	Net investment income dividend declared on September 1, 2020, payable to Common Shareholders of record on September 15, 2020.
(c)	Dividends declared for period August 1, 2020 to August 31, 2020.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA and MYN, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

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Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, MUE ranked in the fourth quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUE’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, MCA ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MCA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MYI ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYI, and that BlackRock has

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Disclosure of Investment Advisory Agreements  (continued)

explained its rationale for this belief to the Board. The Board and BlackRock reviewed MYI’s underperformance relative to its Customized Peer Group Composite during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, MYN ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYN, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MCA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreements  (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	63

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective March 24, 2020, MCA may enter into reverse repurchase agreements. The Fund’s use of reverse repurchase agreements may generate taxable income for the Fund and may increase the amount of ordinary income distributions paid to shareholders. See “Risk Factors — Reverse Repurchase Agreements” below for a discussion of the risks associated with the use of reverse repurchase agreements to which MCA is now subject.

Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

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Fund Investment Objectives, Policies and Risks  (continued)

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

Other Investment Policies. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Advisors, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars. To the extent the Fund invests in Temporary Investments, the Fund may not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.

Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments. (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations (“VRDOs”). The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

The Fund’s investment policies provide that the Temporary Investments and VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through

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Fund Investment Objectives, Policies and Risks  (continued)

SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Directors of the Fund.

BlackRock MuniYield California Quality Fund, Inc. (MCA)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from California income taxes (“California Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from California income taxes. From time to time, the Fund may realize taxable capital gains.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in California Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from California income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments. (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	67

Fund Investment Objectives, Policies and Risks  (continued)

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD swaps,” also known as MMD rate locks) or Bond Market Association Municipal Swap Index swaps (“BMA swaps”).

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities.

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	69

Fund Investment Objectives, Policies and Risks  (continued)

Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities.

BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG 1/VMIG 1 through MIG 3/VMIG 3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	71

Fund Investment Objectives, Policies and Risks  (continued)

Non-Diversification Risk (MYN) — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk — An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

State Specific Risk (MCA and MYN) — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk — The Fund uses leverage for investment purposes through the issuance of VMTP Shares or VRDP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals, and, if applicable, dollar rolls. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	73

Fund Investment Objectives, Policies and Risks  (continued)

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MYN and MYI) — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk — The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (MCA, MYN and MYI) — Subject to the limitations set forth in the 1940 Act or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	75

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

DIRECTOR AND OFFICER INFORMATION	77

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

The Toronto-Dominion Bank

New York, NY 10019

VRDP Remarketing Agent

TD Securities (USA) LLC

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	79

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	18,289,395	2,282,531	18,741,348	1,830,578	18,909,060	1,662,866
MCA	26,880,455	2,732,486	26,848,651	2,764,290	26,984,115	2,628,826
MYI	48,521,361	14,131,865	52,714,963	9,938,263	53,150,181	9,503,045
MYN	30,186,621	5,749,089	30,180,444	5,755,266	30,446,464	5,489,246

	Robert Fairbairn		R. Glenn Hubbard		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	18,867,397	1,704,529	18,696,242	1,875,684	18,311,940	2,259,986
MCA	26,849,643	2,763,298	26,879,072	2,733,869	26,985,322	2,627,619
MYI	52,857,822	9,795,404	52,925,897	9,727,329	48,622,752	14,030,474
MYN	30,627,648	5,308,062	30,436,507	5,499,203	30,574,850	5,360,860

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	18,869,409	1,702,517	18,287,967	2,283,959	1,310	0
MCA	26,900,558	2,712,383	26,968,766	2,644,175	1,665	0
MYI	52,969,270	9,683,956	48,598,628	14,054,598	3,564	0
MYN	30,675,340	5,260,370	30,062,284	5,873,426	2,477	0

					W. Carl Kester (a)
					Votes For	Votes Withheld
MUE					1,310	0
MCA					1,665	0
MYI					3,564	0
MYN					2,477	0

(a)	Voted on by holders of preferred shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	81

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GOL	General Obligation Ltd

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

SRF	State Revolving Fund

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800 882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-7/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$36,720	$37,842	$0	$0	$20,900	$21,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$20,900	$21,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2006 and 2018, respectively.

Portfolio Manager	Biography
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Christian Romaglino	Director of BlackRock since 2017, Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of July 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	29	0	0	0	0	0
	$29.35 Billion	$0	$0	$0	$0	$0
Christian Romaglino	12	0	0	0	0	0
	$5.49 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Christian Romaglino	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 2, 2020